SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  August 1, 2002

                           NEWELL RUBBERMAID INC.
             (Exact Name of Registrant as Specified in Charter)


              DELAWARE                  1-9608            36-3514169

    (State or Other Jurisdiction     (Commission        (IRS Employer
          of Incorporation)          File Number)    Identification No.)

    29 East Stephenson Street, Freeport, Illinois       61032-0943
      (Address of Principal Executive Offices)          (Zip Code)


   Registrant's telephone number, including area code:  (815) 235-4171









   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
             EXHIBITS

             (c)  Exhibits.

             Exhibit
             Number                   Description
             -------                  -----------

             99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 1, 2002

             99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 1, 2002

   ITEM 9.  REGULATION FD DISCLOSURE

        On August 1, 2002, each of the Principal Executive Officer, Joseph Galli, Jr., and the Principal Financial Officer, William T. Alldredge, of Newell Rubbermaid Inc. submitted to the Commission sworn statements pursuant to the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (No. 4-460).

        A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.


   Date:     August 1, 2002      By:  /s/ Andrea L. Horne
                                      -----------------------------------
                                      Andrea L. Horne

                                      Vice President - Corporate
                                      Development and Corporate Secretary







                                EXHIBIT INDEX

   Exhibit No.    Description
   -----------    -----------

   99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 1, 2002

   99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 1, 2002